UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 18, 2016

VITAXEL GROUP LIMITED

(Exact name of registrant as specified in its charter)

Nevada	333-201365	30-0803939
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Wisma Ho Wah Genting, No. 35 Jalan Maharajalela, 50150 Kuala Lumpur, Malaysia	N/A
(Address of principal executive offices)	(Zip Code)

603.2143.2889

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed as an amendment (Amendment No. 1”) to the Current Report on Form 8-K (the “Initial 8-K”) filed by Vitaxel Group Limited (the “Company”) on January 22, 2016 to update the financial information to include financial information for this fiscal year ended December 31, 2015 and to update the disclosure under Management’s Discussion and Analysis of Financial Condition and Results Operations consistent with the updated financial statements.

Any information required to be set forth in the Initial 8-K which is not being amended or supplemented pursuant to this Amendment No. 1 (including any other exhibits thereto) is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the Initial 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Initial 8-K. Accordingly, this Amendment No. 1 should be read in conjunction with the Initial 8-K.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following management’s discussion and analysis should be read in conjunction with the historical financial statements and the related notes thereto contained in this Report. The management’s discussion and analysis contains forward-looking statements, such as statements of our plans, objectives, expectations and intentions. Any statements that are not statements of historical fact are forward-looking statements. When used, the words “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect” and the like, and/or future tense or conditional constructions (“will,” “may,” “could,” “should,” etc.), or similar expressions, identify certain of these forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including those under “Risk Factors” in this Form 8-K,that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. The Company’s actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of several factors. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this report.

As a result of the Share Exchange and the change in business and operations of the Company, from engaging in the business of horse breeding to the business of multi-level marketing and selling of travel, entertainment and lifestyle products and services, a discussion of the past financial results of Albero, Corp. is not pertinent, and under generally accepted accounting principles in the United States the historical financial results of Vitaxel and Vionmall, the accounting acquirers, prior to the Share Exchange are considered the historical financial results of the Company.

The following discussion highlights Vitaxel’s results of operations and the principal factors that have affected its financial condition as well as its liquidity and capital resources for the periods described, and provides information that management believes is relevant for an assessment and understanding of the financial condition and results of operations presented herein. The following discussion and analysis is based on Vitaxel’s audited and unaudited financial statements contained in this Report, which have been prepared in accordance with generally accepted accounting principles in the United States. You should read the discussion and analysis together with such financial statements and the related notes thereto.

Basis of Presentation

The audited consolidated financial statements for the fiscal years ended December 31, 2015 and 2014, include a summary of our significant accounting policies and should be read in conjunction with the discussion below. In the opinion of management, all material adjustments necessary to present fairly the consolidated results of operations for such periods have been included in these audited consolidated financial statements. All such adjustments are of a normal recurring nature.

Overview

Vitaxel

Results of Operations

The following discussion should be read in conjunction with the financial statements of Vitaxel for the fiscal years ended December 31, 2015 and December 31, 2014 and the related notes thereto.

For the year ended December 31, 2015 and December 31, 2014

Revenue

We recognized $2,780,021 and $55,561 revenue for the year ended December 31, 2015 and December 31, 2014, respectively.

We had started our large scale sales of products since November 2014. Hence, there was a minimal sales made during the year of 2014. Hence, there were sales made during the whole year of 2015 with large sales volume, compared to the year of 2014.

Cost of Sales

Cost of sales for the year ended December 31, 2015 was $2,686,232, compared to $26,885 for the year ended December 31, 2014.

The significant increase in the cost of sales is because we started our large scale sales of products in November 2014. Hence, there were sales made during the whole year of 2015 with large sales volume, compared to the year of 2014.

Gross Profit

Gross profit was $93,789 for the year ended December 31, 2015, compared to $28,676 for the year ended December 31, 2014.

Operating Expenses

For the year ended December 31, 2015, we incurred total operating expenses in the amount of $774,675, composed of selling expenses of $6,319 and general and administrative expenses totaling $768,356. While, for the year ended December 31, 2014, we incurred total operating expenses in the amount of $576,703, which was composed of selling expenses of $151,371 and general and administrative expenses totaling $425,332. Despite the decrease of $343,024, or 81% for the general and administrative expenses, the increase of $343,024, or 81%, caused total operating expenses to increase by $197,972, or 34%.

Liquidity and Capital Resources

As of December 31, 2015, we had a cash balance of $298,891. During the year ended December 31, 2015, net cash generated from operating activities totaled $766,644. Net cash used in investing activities totaled $74,232. Net cash repaid in financing activities during the year totaled $578,771. The resulting change in cash for the period was an increase of $269,667, which was primarily due to cash in from other payables, netting off by the repayment to the shareholders.

As of December 31, 2014, we had a cash balance of $29,224. During the year ended December 31, 2014, net cash used in operating activities totaled $368,311. Net cash used in investing activities totaled $27,725. Net cash provided by financing activities during the period totaled $425,940. The resulting change in cash for the period was an increase of $28,313, which was primarily due to the cash in from shareholders.

As of December 31, 2015, we had current liabilities of $1,522,075, which was composed of commission payables of $537,655,accrued liabilities of $751,320 and amounts due to related parties of $233,100.

As of December 31, 2014, we had current liabilities of $588,349, which was composed of amounts due to shareholders of $567,640, amounts due to director of $11,131, and accrued liabilities of $9,578.

We had net liabilities of $1,055,329 and $493,479 as of December 31, 2015 and December 31, 2014, respectively.

The Company has incurred losses since its inception resulting in an accumulated deficit of $1,725,597 as of December 31, 2015 and further losses are anticipated in the development of its business raising substantial doubt about the Company’s ability to continue as a going concern. The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and/or obtaining the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they become due. Our future financial results are also uncertain due to a number of factors, some of which are outside our control. These risk factors include, but are not limited to:

•	our ability to raise additional funding;
•	the results of our proposed operations.

Vionmall

Vionmall was incorporated on September 22, 2015. Vionmall started its operation during the last quarter of 2015.

Results of Operations

The following discussion should be read in conjunction with the financial statements of Vionmall for the period from September 22, 2015 (inception) to December 31, 2015 and the related notes thereto.

For the period from September 22, 2015 (inception) to December 31, 2015

Operating Expenses

For the period from September 22, 2015 (inception) to December 31, 2015, we incurred total operating expenses in the amount of $5,145, which represented the general and administrative expenses.

Liquidity and Capital Resources

As of December 31, 2015, we had a cash balance of $4,903. For the period from September 22, 2015 (inception) to December 31, 2015, net cash used in operating activities totaled $8,768. Net cash used in investing activities totaled $10,363. Net cash provided by financing activities during the period totaled $23,288. The resulting change in cash for the period was an increase of $4,903, which was primarily due to cash in from capital contribution by the shareholders.

As of December 31, 2015, we had current liabilities of $1,409, which represented the accruals and other payables.

We had net assets of $15,998 as of December 31, 2015.

The Company has incurred losses since its inception resulting in an accumulated deficit of $8,036 as of December 31, 2015 and further losses are anticipated in the development of its business raising substantial doubt about the Company’s ability to continue as a going concern. The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and/or obtaining the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they become due. Our future financial results are also uncertain due to a number of factors, some of which are outside our control. These risk factors include, but are not limited to:

•	our ability to raise additional funding;
•	the results of our proposed operations.

Going Concern Consideration

Our operations and financial results are subject to numerous various risks and uncertainties that could adversely affect our business, financial condition and results of operations.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements including arrangements that would affect our liquidity, capital resources, market risk support and credit risk support or other benefits.

Critical Accounting Policies and Estimates

Use of Estimates and Assumptions

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Fair Value Measurements

The Company applies the provisions of ASC Subtopic 820-10, “Fair Value Measurements”, for fair value measurements of financial assets and financial liabilities and for fair value measurements of nonfinancial items that are recognized or disclosed at fair value in the financial statements. ASC 820 also establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.

ASC 820 establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes three levels of inputs that may be used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to measurements involving significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

•	Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the assets or liability, either directly or indirectly, for substantially the full term of the financial instruments.

•	Level 3 inputs to the valuation methodology are unobservable and significant to the fair value.

There were no assets or liabilities measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820 as of December 31, 2015 and December 31, 2014.

Revenue Recognition

Sales of power generation system in conjunction of system installation are recognized under accounting for construction-type contracts, using the completed contract method. Accordingly, revenue is recognized upon the completion of the construction, provided persuasive evidence of an arrangement exists, title and risk of loss has transferred, the fee is fixed and determinable, and collection is reasonably assured. We provide for any loss that we expect to incur on these contracts when that loss is probable.

Recent Accounting Pronouncements

In March 2016, the FASB issued Accounting Standards Update No. 2016-04, Liabilities - Extinguishments of Liabilities (Subtopic 405-20): Recognition of Breakage for Certain Prepaid Stored-Value Products. The amendments apply to entities that offer certain prepaid stored value products (e.g., prepaid gift cards issued on a specific payment network and redeemable at network-accepting merchant locations, prepaid telecommunication cards, and traveler’s checks).

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842) (“ASU 2016-2”), which provides guidance on lease amendments to the FASB Accounting Standard Codification. This ASU will be effective for us beginning in May 1, 2019. The Company does not expect the adoption of ASU 2016-2 to have a material impact on the condensed consolidated financial statements.

In January 2016, the FASB issued ASU No. 2016-01, “Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities” (“ASU 2016-01”). The standard addresses certain aspects of recognition, measurement, presentation, and disclosure of financial instruments. ASU 2016-01 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2017, and early adoption is not permitted. Accordingly, the standard is effective for us on September 1, 2018. We are currently evaluating the impact that the standard will have on our consolidated financial statements.

In July 2015, the Financial Accounting Standards Board (FASB) issued ASU No. 2015-11, Simplifying the Measurement of Inventory (ASU 2015-11), which simplifies the measurement of inventory by requiring certain inventory to be measured at the lower of cost or net realizable value. The amendments in this ASU are effective for fiscal years beginning after December 15, 2016 and for interim periods therein, with early adoption permitted. The Company is currently evaluating the impact of its pending adoption of ASU 2015-11 on its consolidated financial statements.

In February 2015, the FASB issued ASU No. 2015-02, Consolidation (Topic 810): Amendments to the Consolidation Analysis. The new consolidation standard changes the way reporting enterprises evaluate whether (a) they should consolidate limited partnerships and similar entities, (b) fees paid to a decision maker or service provider are variable interests in a VIE, and (c) variable interests in a VIE held by related parties of the reporting enterprise require the reporting enterprise to consolidate the VIE. The guidance is effective for public business entities for annual and interim periods in fiscal years beginning after December 15, 2015. Early adoption is allowed, including early adoption in an interim period. A reporting entity may apply a modified retrospective approach by recording a cumulative-effect adjustment to equity as of the beginning of the fiscal year of adoption or may apply the amendments retrospectively. The Company is currently assessing the impact of the adoption of this guidance on the consolidated financial statements.

In August 2014, the FASB issued ASU No. 2014-15, Presentation of Financial Statements— Going Concern (Subtopic 205-40). This standard is intended to define management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern and to provide related footnote disclosures. The amendments contained in this ASU apply to all companies and not-for-profit organizations. The amendments are effective for the annual period ending after December 15, 2016, and for annual and interim periods thereafter. Early application is permitted. The Company is currently assessing this ASU’s impact on the Company’s consolidated results of operations and financial condition.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers, which requires an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers. The ASU will replace most existing revenue recognition guidance in U.S. GAAP when it becomes effective. In August 2015, the FASB issued ASU No. 2015-14 deferring the effective date of the new revenue standard from December 15, 2016 to December 15, 2017, with early adoption permitted only as of annual reporting periods beginning after December 15, 2016. Accordingly, the new standard is effective for us on January 1, 2018. The standard permits the use of either the retrospective or cumulative effect transition method. In March 2016, the FASB has issued Accounting Standards Update (ASU) No. 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting Revenue Gross versus Net). The amendments relate to when another party, along with the entity, is involved in providing a good or service to a customer. Topic 606 Revenue from Contracts with Customers requires an entity to determine whether the nature of its promise is to provide that good or service to the customer (i.e., the entity is a principal) or to arrange for the good or service to be provided to the customer by the other party (i.e., the entity is an agent). We are evaluating the effect that ASU 2016-08 will have on our consolidated financial statements and related disclosures. We have not yet selected a transition method nor have we determined the effect of the standard on our ongoing financial reporting.

The Company believes that there were no other accounting standards recently issued that had or are expected to have a material impact on our financial position or results of operations.

Off-Balance Sheet Arrangements

The Company did not engage in any “off-balance sheet arrangements” (as that term is defined in Item 303(a)(4)(ii) of Regulation S-K) as of December 31, 2015.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired.

In accordance with Item 9.01(a), Vitaxel’s audited financial statements as of, and for the years ended December 31, 2015 and 2014, and Vionmall’s unaudited financial statements as of and for the period from September 22, 2015 (inception) through December 31, 2015, and the accompanying notes, are included in this Report beginning on Page F-1.

(b)	Pro forma financial information.

In accordance with Item 9.01(b), the following unaudited pro forma financial information with respect to the Share Exchange with Vitaxel and Vionmall reported in Item 2.01 of this Current Report on Form 8-K are included in this Report beginning on page F-23.

•	Unaudited Pro Forma Condensed Balance Sheet as of December 31, 2015

•	Unaudited Pro Forma Condensed Statement of Operations for the year ended December 31, 2015

•	Notes to the Unaudited Pro Forma Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAXEL GROUP LIMITED

	By:	/s/ Dato Lim Hui Boon
	Name:	Dato Lim Hui Boon
	Title:	President
Date: April 13, 2016

VITAXEL GROUP LIMITED

FINANCIAL STATEMENTS

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Vitaxel SDN BHD

We have audited the accompanying balance sheets of Vitaxel SDN BHD (“the Company”) as of December 31, 2015 and 2014, the related statements of operations and comprehensive loss, stockholders' equity and cash flows for the years ended December 31, 2015 and 2014. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We were not engaged to examine management’s assertion about the effectiveness of the Company’s internal control over financial reporting as of December 31, 2015; accordingly, we do not express an opinion thereon.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vitaxel SDN BHD as of December 31, 2015 and 2014, the results of its operations and its cash flows for the years ended December 31, 2015 and 2014 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered losses from operations and has a capital deficiency that may raise doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ AWC (CPA) Limited
Certified Public Accountants
Hong Kong, China
April 13, 2016

F-2

Vitaxel SDN BHD

BALANCE SHEETS

As of December 31, 2015 and 2014

(In U.S. dollars)

	As of December 31,	As of December 31,
	2015	2014

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$298,891	$29,224
Prepayment	12,308	-
Inventories	9,870	11,046
Other receivables and other assets	51,179	29,376
Total Current Assets	372,248	69,646

NON-CURRENT ASSETS
Property, plant and equipment, net	94,498	25,224
Total Non-Current Assets	94,498	25,224

TOTAL ASSETS	$466,746	$94,870

CURRENT LIABILITIES
Amounts due to a shareholder	$-	$567,640
Amounts due to related parties	233,100
Amounts due to a director	-	11,131
Commission payables	537,655	-
Accruals and other payables	751,320	9,578
Total Current Liabilities	1,522,075	588,349

TOTAL LIABILITIES	1,522,075	588,349

Commitments and Contingencies	-	-

STOCKHOLDERS' EQUITY
Paid-in capital	491,159	491,159
Accumulated deficit	(1,725,597)	(1,007,721)
Accumulated other comprehensive income	179,109	23,083
Total Stockholders' Equity	(1,055,329)	(493,479)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$466,746	$94,870

The accompanying notes are an integral part of these financial statements.

F-3

Vitaxel SDN BHD

STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(In U.S. dollars)

	For the Year Ended December 31,
	2015	2014

REVENUE	$2,780,021	$55,561

COST OF REVENUE	2,686,232	26,885

GROSS LOSS	93,789	28,676

OPERATING EXPENSES
Selling expenses	6,319	151,371
General and administrative expenses	768,356	425,332
Total Operating Expenses	774,675	576,703

LOSS FROM OPERATIONS	(680,886)	(548,027)

OTHER (EXPENSE) INCOME, NET
Other (Expense) Income	(36,990)	30,584
Total Other Expense, net	(36,990)	30,584

NET LOSS BEFORE TAXES	(717,876)	(517,443)

Income tax expense	-	-

NET LOSS	(717,876)	(517,443)

OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	156,026	33,981

TOTAL COMPREHENSIVE LOSS	$(561,850)	$(483,462)

The accompanying notes are an integral part of these financial statements.

F-4

Vitaxel SDN BHD

STATEMENTS OF STOCKHOLDERS’ EQUITY

(Stated in US Dollars)

			Accumulated
			other	Total
		Accumulated	comprehensive	Stockholders’
	Paid-in capital	Deficit	income (loss)	Equity

Balance, August 10, 2012 (inception)	$491,159	$-	$-	$491,159
Net loss		(490,278)	-	(490,278)
Foreign currency translation adjustment	-	-	(10,898)	(10,898)
Balance, December 31, 2013	$491,159	$(490,278)	$(10,898)	$(10,017)
Net loss		(517,443)	-	(517,443)
Foreign currency translation adjustment	-	-	33,981	33,981
Balance, December 31, 2014	$491,159	$(1,007,721)	$23,083	$(493,479)
Net loss		(717,876)	-	(717,876)
Foreign currency translation adjustment	-	-	156,026	156,026
Balance, December 31, 2015	$491,159	$(1,725,597)	$179,109	$(1,055,329)

F-5

Vitaxel SDN BHD

STATEMENTS OF CASH FLOWS

(In U.S. dollars)

	For the Year Ended December 31,
	2015	2014

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(717,876)	$(517,443)
Adjustments to reconcile net loss to cash used in operating activities:
Depreciation – property, plant and equipment	4,958	2,808
(Increase) decrease in:
Prepayment	(12,308)	-
Other receivables and other assets	(21,803)	152,322
Inventories	1,176	(11,807)
Increase (decrease) in:
Commission payables	537,655	-
Amounts due to related parties	233,100	-
Other payables and accrued expenses	741,742	5,809
Net cash generated from (used in) operating activities	766,644	(368,311)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property, plant and equipment	(74,232)	(27,725)
Net cash used in investing activities	(74,232)	(27,725)

CASH FLOWS FROM FINANCING ACTIVITIES
(Repayments to) /Proceeds from stockholders	(578,771)	425,940
Net cash (used in) provided by financing activities	(578,771)	425,940

EFFECT OF EXCHANGE RATES ON CASH	156,026	(1,591)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	269,667	28,313

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	29,224	911

CASH AND CASH EQUIVALENTS AT END OF YEAR	$298,891	$29,224

SUPPLEMENTAL OF CASH FLOW INFORMATION

Cash paid for interest expenses	$-	$-
Cash paid for income tax	$-	$-

The accompanying notes are an integral part of these financial statements.

F-6

Vitaxel SDN BHD

NOTES TO FINANCIAL STATEMENTS

(In U.S. dollars)

1.	ORGANIZATION AND BUSINESS

Vitaxel SDN BHD ("Vitaxel"), was incorporated in Malaysia on August 10, 2012. The Company is primarily engaged in the direct selling industry utilizing a multi-level marketing model with an emphasis on travel, entertainment and lifestyle products and services.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information article 10 of Regulation S-X.

This basis of accounting involves the application of accrual accounting and consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. The Company’s financial statements are expressed in U.S. dollars.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Foreign currency translation and transactions

The functional currency of the Company is the Malaysian Ringgit (“MYR”) and reporting currency of the Company is United States Dollar “USD”). The financial statements of the Company are translated into USD using the exchange rate as of the balance sheet date for assets and liabilities and average exchange rate for the year for income and expense items. Translation gains and losses are recorded in accumulated other comprehensive income or loss as a component of shareholders' equity.

Cash and cash equivalents

Cash and cash equivalents consist of cash on hand and highly liquid investments, which are unrestricted from withdrawal or use, and which have original maturities of three months or less when purchased.

Accounts receivable

Accounts receivable are recognized and carried at original invoiced amount less an allowance for any potential uncollectible amounts. An estimate for doubtful debts is made when collection of the full amount is no longer probable. Bad debts are written off as incurred. The Company generally does not require collateral from its customers. For the year ended December 31, 2015 and 2014, the Company did not write off any accounts receivable as bad debts.

Fair value of financial instruments

FASB ASC 820, “Fair Value Measurement,” specifies a hierarchy of valuation techniques based upon whether the inputs to those valuation techniques reflect assumptions other market participants would use based upon market data obtained from independent sources (observable inputs). In accordance with ASC 820, the following summarizes the fair value hierarchy:

F-7

Level 1 Inputs – Unadjusted quoted market prices for identical assets and liabilities in an active market that the Company has the ability to access.

Level 2 Inputs – Inputs other than the quoted prices in active markets that are observable either directly or indirectly.

Level 3 Inputs – Inputs based on prices or valuation techniques that are both unobservable and significant to the overall fair value measurements.

ASC 820 requires the use of observable market data, when available, in making fair value measurements. When inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurements. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs. As of December 31, 2015 and 2014, none of the Company’s assets and liabilities were required to be reported at fair value on a recurring basis. Carrying values of non-derivative financial instruments, including cash, accounts receivables, payables and accrued liabilities, approximate their fair values due to the short term nature of these financial instruments. There were no changes in methods or assumptions during the periods presented.

Inventories

Inventories are stated at lower of cost or market, with cost determined on a weighted-average method, and not to exceed net realizable value. The Company writes down its inventory balances for obsolete amounts estimated on an individual basis for the finished goods and the raw material items with large amounts, and by a category basis for low value raw material items.

Property, plant and equipment, net

Property, plant and equipment are carried at cost less accumulated depreciation. Depreciation are calculated on a straight-line basis over the following estimated useful lives:

Office equipment	10 years
Furniture and fixtures	10 years
Leasehold improvement	10 years

Revenue recognition

Product sales − The Company generally recognizes revenue upon delivery and when both the title and risk and rewards pass to the independent members or purchasers of the products. Product sales are recognized net of product returns, discounts and taxes. A reserve for product returns is accrued based on historical experience. There was no deferred revenue accrued as of December 31, 2015 and December 31, 2014.

Membership fee − The Company recognizes the membership fee revenue over the term of the membership, which is 12 months. The revenue will not be recognized until the 10 days cooling-off period is expired. For the year ended December 31, 2015 and December 31, 2014, all membership fee was waived by the Company for promotion purpose.

F-8

Loyalty program

The Company operates loyalty program which allows customer to accumulate redemption points when they purchase products from the Company. The redemption points can be used to purchase a selection of products at discounted price or redeem products.

The Company allocates consideration received from the sale of goods to the goods sold and the redemption points issued that are expected to be redeemed.

The consideration allocated to the redemptions points issued is measured at fair value of the redemption points. It is recognized as a liability (deferred revenue) in the statement of financial position and recognized as revenue when the points are redeemed, have expired or are no longer expected to be redeemed. The amount of revenue recognized is based on the number of points that have been redeemed, relative to the number expected to redeem.

As of December 31, 2015 and December 31, 2014, there was no such deferred revenue recorded.

Income taxes

Current income taxes are provided for in accordance with the laws of the relevant tax authorities. Deferred income taxes are recognized when temporary differences exist between the tax bases of assets and liabilities and their reported amounts in the combined financial statements. Net operating loss carry forwards and credits are applied using enacted statutory tax rates applicable to future years. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more-likely-than-not that a portion of or all of the deferred tax assets will not be realized. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on their characteristics.

The impact of an uncertain income tax position on the income tax return is recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant tax authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Interest and penalties on income taxes are classified as a component of the provisions for income taxes. The Company did not recognize any income tax due to uncertain tax positions or incur any interest and penalties related to potential underpaid income tax expense as of December 31, 2015, and December 31, 2014.

Comprehensive loss

Comprehensive loss includes net loss and cumulative foreign currency translation adjustments and is reported in the Combined Statement of Comprehensive Loss.

Loss per share

The loss per share is computed using the weighted average number of shares outstanding during the fiscal years. For the years ended December 31, 2015 and 2014, there was no dilutive effect due to net loss.

Recently issued accounting pronouncements

Revenue from Contracts with Customers

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers, which requires an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers. The ASU will replace most existing revenue recognition guidance in U.S. GAAP when it becomes effective. In August 2015, the FASB issued ASU No. 2015-14 deferring the effective date of the new revenue standard from December 15, 2016 to December 15, 2017, with early adoption permitted only as of annual reporting periods beginning after December 15, 2016. Accordingly, the new standard is effective for us on January 1, 2018. The standard permits the use of either the retrospective or cumulative effect transition method. In March 2016, the FASB has issued Accounting Standards Update (ASU) No. 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting Revenue Gross versus Net). The amendments relate to when another party, along with the entity, is involved in providing a good or service to a customer. Topic 606 Revenue from Contracts with Customers requires an entity to determine whether the nature of its promise is to provide that good or service to the customer (i.e., the entity is a principal) or to arrange for the good or service to be provided to the customer by the other party (i.e., the entity is an agent). We are evaluating the effect that ASU 2016-08 will have on our consolidated financial statements and related disclosures. We have not yet selected a transition method nor have we determined the effect of the standard on our ongoing financial reporting.

F-9

Disclose going-concern uncertainties

In August 2014, the FASB issued a new pronouncement which provides guidance on determining when and how reporting entities must disclose going-concern uncertainties in their financial statements. The new standard requires management to perform interim and annual assessments of an entity's ability to continue as a going concern within one year of the date of issuance of the entity's financial statements. Further, an entity must provide certain disclosure if there is "substantial doubt about the entity's ability to continue as a going concern." The new standard is effective for fiscal years ending after December 15, 2016. The Company does not expect the adoption of this guidance to have a significant effect on its combined financial statements.

Amendments to the Consolidation Analysis

In February 2015, FASB issued ASU No. 2015-02, Consolidation (Topic 810): Amendments to the Consolidation Analysis. The new consolidation standard changes the way reporting enterprises evaluate whether (a) they should consolidate limited partnerships and similar entities, (b) fees paid to a decision maker or service provider are variable interests in a VIE, and (c) variable interests in a VIE held by related parties of the reporting enterprise require the reporting enterprise to consolidate the VIE. The guidance is effective for public business entities for annual and interim periods in fiscal years beginning after December 15, 2015. Early adoption is allowed, including early adoption in an interim period. A reporting entity may apply a modified retrospective approach by recording a cumulative-effect adjustment to equity as of the beginning of the fiscal year of adoption or may apply the amendments retrospectively. The Company is currently assessing the impact of the adoption of this guidance on the combined financial statements.

Inventory

In July 2015, the Financial Accounting Standards Board (FASB) issued ASU No. 2015-11, Simplifying the Measurement of Inventory (ASU 2015-11), which simplifies the measurement of inventory by requiring certain inventory to be measured at the lower of cost or net realizable value. The amendments in this ASU are effective for fiscal years beginning after December 15, 2016 and for interim periods therein, with early adoption permitted. The Company is currently evaluating the impact of its pending adoption of ASU 2015-11 on its consolidated financial statements.

Income Taxes

In November 2015, the FASB issued Accounting Standards Update No. 2015-17, Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes (ASU 2015-17), which simplifies the presentation of deferred income taxes by requiring deferred tax assets and liabilities be classified as noncurrent on the balance sheet. The updated standard is effective for us beginning on January 1, 2017 with early application permitted as of the beginning of any interim or annual reporting period. We early adopted this standard retrospectively, and reclassified our current deferred tax assets to noncurrent deferred tax assets for all periods presented. As a result of the reclassifications, certain noncurrent deferred tax liabilities were netted with noncurrent deferred tax assets.

F-10

Financial Instrument

In January 2016, the FASB issued ASU No. 2016-01, “Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities” (“ASU 2016-01”). The standard addresses certain aspects of recognition, measurement, presentation, and disclosure of financial instruments. ASU 2016-01 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2017, and early adoption is not permitted. Accordingly, the standard is effective for us on September 1, 2018. We are currently evaluating the impact that the standard will have on our consolidated financial statements.

Leases

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842) (“ASU 2016-2”), which provides guidance on lease amendments to the FASB Accounting Standard Codification. This ASU will be effective for us beginning in May 1, 2019. The Company does not expect the adoption of ASU 2016-2 to have a material impact on the condensed consolidated financial statements.

Liabilities

In March 2016, the FASB issued Accounting Standards Update No. 2016-04, Liabilities - Extinguishments of Liabilities (Subtopic 405-20): Recognition of Breakage for Certain Prepaid Stored-Value Products. The amendments apply to entities that offer certain prepaid stored value products (e.g., prepaid gift cards issued on a specific payment network and redeemable at network-accepting merchant locations, prepaid telecommunication cards, and traveler’s checks).

3.	GOING CONCERN

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company has incurred losses since its inception resulting in an accumulated deficit of $1,725,597 as of December 31, 2015. The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and/or obtaining the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they become due. These combined financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

The Company expects to finance operations primarily through cash flow from revenue and capital contributions from principal shareholders. In the event that we require additional funding to finance the growth of the Company’s current and expected future operations as well as to achieve our strategic objectives, our principal shareholders have indicated the intent and ability to provide additional equity financing.

These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The Company’s continuation as a going concern is dependent on our ability to meet obligations as they become due and to obtain additional equity or alternative financing required to fund operations until sufficient sources of recurring revenues can be generated. There can be no assurance that the Company will be successful in its plans described above or in attracting equity or alternative financing on acceptable terms, or if at all. The financial statements do not include any adjustments that might result from the outcome of this- uncertainty.

4.	OTHER RECEIVABLES AND OTHER ASSETS

Other receivables and other assets consist of the following:

F-11

		As of December 31, 2015	As of December 31, 2014

Deposits	(1)	$44,058	$28,232
Others	(2)	7,121	1,144
		$51,179	$29,376

(1)	Deposits represented payments for rental and construction funds to government department.
(2)	Others mainly consists other miscellaneous payments.

5.	PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consist of the following:

	As of December 31, 2015	As of December 31, 2014

Office equipment	$19,160	$6,061
Computer equipment	29,946	3,458
Furniture and fittings	1,879	2,120
Renovations	50,166	16,212
	101,151	27,851

Less: Accumulated depreciation	(6,653)	(2,627)

Balance at end of year	$94,498	$25,224

Depreciation expenses charged to the statements of operations for the year ended December 31, 2015 and 2014 were $4,958 and $2,834, respectively.

6.	ACCRUALS AND OTHER PAYABLES

Accruals and other payables consist of the following:

	As of December 31, 2015	As of December 31, 2014

Provisions	$708,685	$-
Output Goods and Services Tax	17,586	-
Others	25,049	9,578
Balance at end of year	$751,320	$9,578

F-12

7.	AMOUNT DUE TO A SHAREHOLDER AND A DIRECOR

	As of December 31, 2015	As of December 31, 2014
Amounts due to a shareholder
Ho WahGentingBerhad	$-	$567,640
Amounts due to a director
Lim Wee Kiat	$-	$11,131

The amounts due to a shareholder and a director represent borrowings from ultimate holding company, and they were settled during the year of 2015.

8.	RELATED PARTIES TRANSCTION

The Company entered into a distributorship agreement with Connect county Holdings Berhad (“Connect county”) on 24th December 2013. Anovation agreement was made on 10th January 2014 to transfer all rights and obligations from Connect county to Borderless Fame Sdn. Bhd..

The Company received $30,584 distributor fee income from Borderless Fame Sdn. Bhd., a wholly owned subsidiary of Connect county during the year ended 31 December 2014. The distributorship agreement was terminated on 13th November 2014.

As of December 31, 2015, the amount of due to a related party, Ho Wah Genting Group Sdn Bhd, is $233,100. As of December 31, 2014, the amount of due to a related party is $0.

The Company recognized an expense of $104,785 pertaining to a forfeited deposit for a group air ticket during the year ended 31 December 2015, which was paid to its fellow subsidiary, Ho WahGenting Holiday Sdn. Bhd.

The Company recognized an expense of $2,294 pertaining to a forfeited deposit for a group air ticket during the year ended 31 December 2014, which was paid to its fellow subsidiary, Ho WahGenting Holiday Sdn. Bhd..

9.	COMMITMENTS AND CONTINGENCIES

Capital Commitments

The Company engaged a third party to develop an operation software with the total contract amount of $48,069. As of December 31, 205 and December 31, 2014, Company has capital commitments of $0 and $15,153, respectively.

Operation Commitments

The total future minimum lease payments under the non-cancellable operating lease with respect to the office and the dormitory, as well as hardware trading platform as of December 31, 2015 are payable as follows:

F-13

Year ending December 31, 2016	51,775
Year ending December 31, 2017	46,043
Year ending December 31, 2018	4,891
Total	$102,709

Rental expense of the Company was $4,260 and $4,771 for the year ended December 31, 2015 and 2014, respectively.

F-14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Vitaxel Online Mall SBN BHD

We have audited the accompanying balance sheets of Vitaxel Online Mall SBN BHD (“the Company”) as of December 31, 2015 and the related statements of operations and comprehensive loss, stockholders' equity and cash flows for the period from September 22, 2015 (inception) through December 31, 2015. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We were not engaged to examine management’s assertion about the effectiveness of the Company’s internal control over financial reporting as of December 31, 2015; accordingly, we do not express an opinion thereon.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vitaxel Online Mall SBN BHD as of December 31, 2015 and the results of its operations and its cash flows for the period from September 22, 2015 (inception) through December 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered losses from operations and has a capital deficiency that may raise doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ AWC (CPA) Limited
Certified Public Accountants
Hong Kong, China
April 13, 2016

F-15

Vitaxel Online Mall SBN BHD

BALANCE SHEETS

(Stated in US Dollars)

As of December 31,
2015

CURRENT ASSETS
Cash and cash equivalents	$4,903
Other receivables	2,145
Total Current Assets	7,048

NON-CURRENT ASSETS
Property, plant and equipment, net	10,359
Total Non-Current Assets	10,359

TOTAL ASSETS	$17,407

CURRENT LIABILITIES
Accruals and other payables	1,409
Total Current Liabilities	1,409

TOTAL LIABILITIES	$1,409

Commitments and Contingencies	-

STOCKHOLDERS' EQUITY
Paid-in capital	23,288
Accumulated deficit	(8,036)
Accumulated other comprehensive income	746
Total Stockholders' Equity	15,998

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$17,407

The accompanying notes are an integral part of these financial statements.

F-16

Vitaxel Online Mall SBN BHD

STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(Stated in US Dollars)

From September 22, 2015 (inception) to December 31, 2015
OPERATING EXPENSES
General and administrative expenses	5,145
Total Operating Expense	5,145

LOSS FROM OPERATIONS	(5,145)

OTHER EXPENSE, NET
Other Expense	2,891
Total Other Expense, net	2,891

NET INCOME (LOSS) BEFORE TAXES	$(8,036)

Income tax expense	-

NET INCOME (LOSS)	(8,036)

OTHER COMPREHENSIVE GAIN (LOSS) Foreign currency translation gain	746

COMPREHENSIVE LOSS	$(7,290)

The accompanying notes are an integral part of these financial statements.

F-17

Vitaxel Online Mall SBN BHD

STATEMENTS OF STOCKHOLDERS’ EQUITY

(Stated in US Dollars)

			Accumulated
			other	Total
		Accumulated	comprehensive	Stockholders’
	Paid-in capital	Deficit	income	Equity

Balance, September 22, 2015 (inception)	$23,288	$-	$-	$23,288
Net loss	-	(8,036)	-	(8,036)
Foreign currency translation adjustment	-	-	746	746
Balance, December 31, 2015	$23,288	$(8,036)	$746	$15,998

F-18

Vitaxel Online Mall SBN BHD

STATEMENTS OF CASH FLOWS

(Stated in US Dollars)

From September 22, 2015 (inception) to December 31, 2015

CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (loss)	$(8,036)
Adjustments to reconcile net income (loss_ to cash used in operating activities:
Depreciation	4
(Increase) decrease in:
Other receivables	(2,145)
Other payables	1,409
Net cash used in operating activities	(8,768)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(10,363)
Net cash used in financing activities	(10,363)

CASH FLOWS FROM FINANCING ACTIVITIES
Capital contribution by shareholders	23,288
Net cash provided by financing activities	23,288

EFFECT OF EXCHANGE RATES ON CASH	746

NET INCREASE IN CASH AND CASH EQUIVALENTS	4,903

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	-

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$4,903

SUPPLEMENTAL OF CASH FLOW INFORMATION

Cash paid for interest expenses	$-
Cash paid for income tax	$-

The accompanying notes are an integral part of these financial statements.

F-19

Vitaxel Online Mall SBN BHD

NOTES TO FINANCIAL STATEMENTS

(In U.S. dollars)

1.	ORGANIZATION AND BUSINESS

Vitaxel Online Mall SBN BHD ("Vionmall"), was incorporated in Malaysia on September 22, 2015. The Company is primarily in developing online shopping platforms geared to Vitaxel and its members and the third party suppliers of products and services.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information article 10 of Regulation S-X.

This basis of accounting involves the application of accrual accounting and consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. The Company’s financial statements are expressed in U.S. dollars.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Foreign currency translation and transactions

The functional currency of the Company is the Malaysian Ringgit (“MYR”) and reporting currency of the Company is United States Dollar “USD”). The financial statements of the Company are translated into USD using the exchange rate as of the balance sheet date for assets and liabilities and average exchange rate for the year for income and expense items. Translation gains and losses are recorded in accumulated other comprehensive income or loss as a component of shareholders' equity.

Cash and cash equivalents

Cash and cash equivalents consist of cash on hand and highly liquid investments, which are unrestricted from withdrawal or use, and which have original maturities of three months or less when purchased.

Fair value of financial instruments

FASB ASC 820, “Fair Value Measurement,” specifies a hierarchy of valuation techniques based upon whether the inputs to those valuation techniques reflect assumptions other market participants would use based upon market data obtained from independent sources (observable inputs). In accordance with ASC 820, the following summarizes the fair value hierarchy:

Level 1 Inputs – Unadjusted quoted market prices for identical assets and liabilities in an active market that the Company has the ability to access.

Level 2 Inputs – Inputs other than the quoted prices in active markets that are observable either directly or indirectly.

F-20

Level 3 Inputs – Inputs based on prices or valuation techniques that are both unobservable and significant to the overall fair value measurements.

ASC 820 requires the use of observable market data, when available, in making fair value measurements. When inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurements. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs. As of December 31, 2015, none of the Company’s assets and liabilities were required to be reported at fair value on a recurring basis. Carrying values of non-derivative financial instruments, including cash, accounts receivables, payables and accrued liabilities, approximate their fair values due to the short term nature of these financial instruments. There were no changes in methods or assumptions during the periods presented.

Recently issued accounting pronouncements

Revenue from Contracts with Customers

In May 2014, the FASB issued ASU No. 2014-09: Revenue from Contracts with Customers (Topic 606). The ASU establishes a principles-based approach for accounting for revenue arising from contracts with customers and supersedes existing revenue recognition guidance. The ASU provides that an entity should apply a five-step approach for recognizing revenue, including:

(xi)	identify the contract with a customer;
(xii)	identify the performance obligations in the contract;
(xiii)	determine the transaction price;
(xiv)	allocate the transaction price to the performance obligations in the contract; and
(xv)	recognize revenue when, or as, the entity satisfies a performance obligation.

Also, the entity must provide various disclosures concerning the nature, amount and timing of revenue and cash flows arising from contracts with customers. This ASU is effective for fiscal years, and interim periods within those years, beginning after December 15, 2016 and early application is not permitted. The Company is currently analyzing the impact of this accounting guidance.

Disclose going-concern uncertainties

In August 2014, the FASB issued a new pronouncement which provides guidance on determining when and how reporting entities must disclose going-concern uncertainties in their financial statements. The new standard requires management to perform interim and annual assessments of an entity's ability to continue as a going concern within one year of the date of issuance of the entity's financial statements. Further, an entity must provide certain disclosure if there is "substantial doubt about the entity's ability to continue as a going concern." The new standard is effective for fiscal years ending after December 15, 2016. The Company does not expect the adoption of this guidance to have a significant effect on its combined financial statements.

Amendments to the Consolidation Analysis

In February 2015, FASB issued ASU No. 2015-02, Consolidation (Topic 810): Amendments to the Consolidation Analysis. The new consolidation standard changes the way reporting enterprises evaluate whether (a) they should consolidate limited partnerships and similar entities, (b) fees paid to a decision maker or service provider are variable interests in a VIE, and (c) variable interests in a VIE held by related parties of the reporting enterprise require the reporting enterprise to consolidate the VIE. The guidance is effective for public business entities for annual and interim periods in fiscal years beginning after December 15, 2015. Early adoption is allowed, including early adoption in an interim period. A reporting entity may apply a modified retrospective approach by recording a cumulative-effect adjustment to equity as of the beginning of the fiscal year of adoption or may apply the amendments retrospectively. The Company is currently assessing the impact of the adoption of this guidance on the combined financial statements.

F-21

3.	OTHER RECEIVABLES

Other receivables represented payments for the office rental and electricity

4.	PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consist of the following:

As of December 31, 2015

Office equipment	$5,068
Software and website	5,090
Furniture and fittings	205
10,363

Less: Accumulated depreciation	(4)

Balance at end of period/year	$10,359

Depreciation expenses charged to the statements of operations for the period from September 22, 2015 (inception) to December 31, 2015 was 4.

F-22

Unaudited Pro Forma Condensed Combined Financial Information

The accompanying unaudited pro forma condensed financial information have been prepared to present the balance sheet and statements of operations of Albero, Corp. (presently known as “Vitaxel Group Limited” or “the Company”), to indicate how the consolidated financial statements of the Company might have looked like if the acquisition of Vitaxel SDN BHD, (“Vitaxel”) and Vitaxel Online Mall SBN BHD (“Vionmall”) and transactions related to the acquisition had occurred as of the beginning of the periods presented.

The unaudited pro forma condensed combined balance sheet as of December 31, 2015 is presented as if the acquisition of Vitaxel and Vionmall had occurred on December 31, 2015.

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2015, are presented as if the acquisition of Vitaxel and Vionmall had occurred on November 1, 2014 and were carried forward through each of the aforementioned periods presented.

The pro forma condensed financial statements should be read in conjunction with a reading of the historical financial statements and accompanying notes of the Company included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and of Vitaxel and Vionmall included in this Form 8-K for the year ended December 31, 2015.

These pro forma condensed financial statements are presented for illustrative purposes only and are not intended to be indicative of actual consolidated financial position and consolidated results of operations had the purchase been in effect during the periods presented, or of consolidated financial condition or consolidated results of operations that may be reported in the future.

Note the pro forma adjustments contained in the pro forma condensed financial statements relate to the assumptions of all prior and existing liabilities of the Company upon consummation of the purchase.

F-23

Proforma Condensed Balance Sheet

As of December 31, 2015

(Stated in US Dollars)

	Historical			Pro Forma
	December 31, 2015 Albero, Corp. (presently known as Vitaxel Group Limited)	December 31, 2015 Vitaxel SDN BHD (Note 1)	December 31, 2015 Vionmall (Note 1)	Adjustments	Note 2	Combined

ASSETS
Current assets
Cash and cash equivalents	$162	298,891	4,903	(162)	(1)	303,794
Prepayment	-	12,308		-	(1)	12,308
Prepaid rent	1,233	-		(1,233)	(1)	-
Inventories	-	9,870		-	(1)	9,870
Prepaid expenses	8,333	-		(8,333)	(1)	-
Security deposit	300	-		(300)	(1)	-
Other receivables, net	-	51,179	2,145			53,324
Total current assets	10,028	372,248	7,048	(10,028)	(1)	379,296

Non-current assets
Property, plant and equipment	3,061	94,498	10,359	(3,061)	(1)	104,857
Total non-current assets	3,061	94,498	10,359	(3,061)	(1)	104,857
Total assets	13,089	466,746	17,407	(13,089)	(1)	484,153

LIABILITIES AND STOCKHOLDERS’ DEFICIT

LIABILITIES
Current liabilities
Advances from stockholder	30,936	-	-	(30,936)	(1)	-
Commission payables	-	966,835	-	-		966,835
Accruals and other payables	-	555,241	1,409	-		556,650
Total current liabilities	30,936	1,522,076	1,409	(30,936)	(1)	1,523,485

Total liabilities	30,936	1,522,076	1,409	(30,936)	(1)	1,523,485

STOCKHOLDERS’ DEFICIT
Common stock	3,825	-	-	(3,000)	(2)	3,825
				3,000	(2)
Share capital	-	491,159	23,288	(514,447)	(3)	-
Additional paid-in capital	23,925	-	-	(23,925)	(1)	510,622
				510,622	(3)
Accumulated Deficit	(45,597)	(1,725,597)	(8,036)	45,597	(1)	(1,733,633)
Accumulated other comprehensive income	-	179,108	746	-	(3)	179,854
Total stockholders’ (deficit) equity	(17,847)	(1,055,330)	15,998	17,847		(1,039,332)
Total liabilities and stockholders’ deficit	13,089	466,746	17,407	(13,089)		484,153

F-24

Proforma Condensed Statement of Operations

For the Year Ended December 31, 2015

(Stated in US Dollars)

	Historical			Pro Forma
	December 31, 2015 Albero, Corp.	December 31, 2015 Vitaxel SDN BHD (Note 1)	December 31, 2015 Vionmall (Note 1)	Adjustments	Note 2	Combined

Revenue	-	2,780,021		-	-	2,780,021
Cost of revenue	-	(2,686,232)		-	-	(2,686,232)
Gross Profit	-	93,789		-	-	93,789
Operating expenses
Selling expenses	-	(6,319)		-	-	(6,319)
General and administrative	(45,091)	(768,356)	(5,145)	45,091	(4)	(773,501)
Loss from Operating	(45,091)	(680,886)	(5,145)	45,091	-	(686,031)
Other expense	-	(36,990)	(2,891)	-	-	(39,881)
Income/(Loss) before income taxes	(45,091)	(717,876)	(8,036)	45,091	-	(725,912)
Provision for income taxes	-	-		-		-
Net loss	(45,091)	(717,876)	(8,036)	45,091	-	(725,912)

F-25

Notes to Pro Forma Condensed Financial Statements

Note 1 – Basis of Presentation

The unaudited pro forma condensed combined balance sheet as of December 31, 2015, and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2015, are based on the historical financial statements of Albero (presently known as “Vitaxel Group Limited” or “the Company”)and Vitaxel and Vionmall after giving effect of the reverse merger between the Company, and Vitaxel and Vionmall on December 31, 2015, and the assumptions, reclassifications and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial information.

Note 2 –Adjustments

(1)	To eliminate assets and liabilities retained by predecessor owners of the Company

(2)	To record cancellation of 3,000,000 shares of predecessor owners of the Company, and record of issuance of 2,625,000 shares of our Common Stock for all of the outstanding capital stock of Vitaxel and issuance of 375,000 shares of our Common Stock for all of the outstanding capital stock of Vionmall with the result that both Vitaxel and Vionmall became wholly owned subsidiaries of ours.

(3)	To eliminate paid in capital for Vitaxel’s and Vionmall’s shares

(4)	To eliminate the Company's expenses as the result of the elimination of assets and liabilities of the Company’s as of December 31, 2015.

F-26